Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 1998





                      HANOVER MARRIOTT LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



 Delaware                          0-24465                  52-1482649
(State or other            (Commission File Number)   (I.R.S.Identification No.)
jurisdiction of Employer
incorporation or organization)


                     10400 Fernwood Road, Bethesda, MD 20817
               (Address of principal executive office) (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070













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ITEM 5.       OTHER EVENT

On December 3, 1998, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Report
(Tax Basis) for the Quarter Ended September 11, 1998. This letter is being filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

              99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's
                      Quarterly Report (Tax Basis) for the Quarter Ended September 11, 1998.


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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            HANOVER MARRIOTT
                            LIMITED PARTNERSHIP

                            By: MARRIOTT HANOVER HOTEL CORPORATION
                            General Partner



December 10, 1998           By:     /s/ Earla L. Stowe
                                    ------------------
                            Name:   Earla L. Stowe
                            Title:  Vice President and Chief Accounting Officer


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                                  EXHIBIT INDEX

Exhibit No.: 99.2
Description:

Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report (Tax Basis) for the Quarter Ended September 11, 1998.